STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2025
Share-Based Payment Arrangement [Abstract]
STOCK-BASED COMPENSATION
NOTE 10—STOCK-BASED COMPENSATION
The Company currently has one active plan (the “Plan”) under which stock-based awards denominated in shares of or stock-based awards settleable in People Incorporated common stock have been and may be granted. The Plan has a stated term of ten years. The Plan does not specify grant dates or vesting schedules of awards as those determinations have been delegated to the Compensation and Human Resources Committee of the Company’s board of directors (the “Committee”). Each grant agreement reflects the vesting schedule for that grant as determined by the Committee. There are also outstanding stock-based awards that were granted under older plans that have since expired or been discontinued. The Plan provides for grants of stock options to acquire shares of People Incorporated common stock (the exercise price of stock options granted will not be less than the market price of the Company’s common stock on the grant date), RSUs denominated in shares of People Incorporated common stock, including those that may be linked to the achievement of the Company’s stock price, known as market-based awards (“MSUs”), and those that may be linked to the achievement of a performance target, known as performance-based stock units (“PSUs”), restricted stock, as well as other equity awards, including those denominated or settleable in People Incorporated shares. The Plan authorizes the Company to grant awards to its employees, officers, directors and consultants. At December 31, 2025, there are 28.0 million People Incorporated common shares of stock reserved for future issuance under this plan.
People Incorporated Denominated Stock-based Awards
People Incorporated Restricted Common Stock (“restricted shares”)
On January 13, 2025, the Company and Joseph Levin, the Company’s former Chief Executive Officer (“CEO”), entered into an Employment Transition Agreement (the “Agreement”) pursuant to which the Employment Agreement, by and between Mr. Levin and the Company, dated November 5, 2020 (“Employment Agreement”), and the Amended and Restated Restricted Stock Agreement (“RSA Agreement”), dated June 7, 2021 were terminated, except as provided in Section 6 of the RSA Agreement. As a result, the 3.0 million restricted shares granted to Mr. Levin pursuant to the RSA Agreement were forfeited by Mr. Levin. Accordingly, the cumulative previously recognized stock-based compensation expense of $60.0 million recognized by the Company with respect to the restricted shares was reversed in the quarter ended March 31, 2025. Of the $60.0 million of stock-based compensation expense reversed, $10.2 million was recognized by Angi (and is reflected in discontinued operations) as it was attributable to the period from October 10, 2022 through April 8, 2024 when Mr. Levin served as CEO of Angi.
Pursuant to the Agreement, the Company transferred 5.0 million shares of Angi held by the Company to Mr. Levin and paid $9.3 million to satisfy applicable tax withholding obligations.
The Company recorded $14.9 million of stock-based compensation expense with respect to the transfer of shares of Angi to Mr. Levin and $0.1 million of stock-based compensation expense with respect to the extension of the exercise period of certain People Incorporated stock options in the quarter ended March 31, 2025 as provided in the Agreement.
People Incorporated Restricted Stock Units and Performance-based Stock Units
RSUs and PSUs are awards in the form of phantom shares or units denominated in a hypothetical equivalent number of shares of People Incorporated common stock and with the value of each RSU and PSU equal to the fair value of People Incorporated common stock at the date of grant. Each RSU and PSU grant is subject to service-based vesting, where a specific period of continued employment must pass before an award vests. PSUs also include performance-based vesting, where certain performance targets set at the time of grant must be achieved before an award vests. For RSU grants, the expense is measured at the grant date as the fair value of People Incorporated common stock and expensed as stock-based compensation over the vesting term. For PSU grants, the expense is measured at the grant date as the fair value of People Incorporated common stock and expensed as stock-based compensation over the vesting term if the performance targets are considered probable of being achieved.

Broad-based RSU awards issued through December 31, 2025 generally vest over a three-year or a four-year period from the grant date. PSU awards issued through December 31, 2025 vest in three prorated annual installments from the date of grant subject to the achievement of certain performance targets. There are no MSU awards granted or outstanding during the years ended December 31, 2025, 2024 and 2023.
Unvested RSUs and PSUs outstanding at December 31, 2025 and changes during the period ended December 31, 2025 are as follows:

	RSUs		PSUs
	Number of Shares	Weighted Average Grant Date Fair Value	Number of Shares(a)	Weighted Average Grant Date Fair Value
	(Shares in thousands)
Unvested at January 1	1,708	$78.06	—	$—
Granted	449	42.29	—	—
Vested	(396)	79.45	—	—
Forfeited	(3)	65.63	—	—
Unvested at March 30, 2025 prior to the Distribution adjustment	1,758	68.62	—	—
Unvested at March 31, 2025 after the Distribution adjustment	2,134	56.53	—	—
Granted in connection with the conversion of People Inc. SARs into unvested People Incorporated RSUs on April 15, 2025 (b)	562	33.77	—	—
Granted subsequent to April 15, 2025	738	34.15	210	33.77
Vested	(761)	65.43	—	—
Forfeited	(72)	41.59	—	—
Unvested at December 31	2,601	$43.03	210	$33.77
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(a)    Included in the table are PSUs which will vest in a varying amount depending upon the achievement of certain performance conditions. The PSU table above includes these awards at their maximum potential payout.
(b)    On April 15, 2025, the Company cancelled all outstanding People Inc. denominated stock appreciation rights and converted their intrinsic value into People Incorporated denominated RSUs. This modification did not result in any incremental stock-based compensation expense. The weighted average grant date fair value in the table above represents the closing stock price of the Company on April 15, 2025.
In connection with the Distribution, all RSU awards outstanding immediately prior to the Distribution were converted into a new RSU award with the number of shares under each new award adjusted by a ratio of 1.2138 to preserve their fair value immediately before and immediately after the conversion with the same terms and conditions (including applicable vesting requirements) of the original award.
The Company currently settles RSUs and PSUs on a net basis, with the award holder entitled to receive People Incorporated shares equal to the number of RSUs and PSUs vesting less a number of shares with a value equal to the required cash tax withholding payment, which will be paid by the Company. The number of People Incorporated common shares that would be required to net settle RSUs and PSUs outstanding at February 2, 2026 is 1.4 million shares. In addition, withholding taxes, which will be paid by the Company on behalf of the employees upon vesting, would have been $47.0 million at February 2, 2026, assuming a 50% withholding rate.
The weighted average fair value of RSUs and PSUs granted for the years ended December 31, 2025, 2024 and 2023, based on market prices of the Company’s common stock on the grant date, was $36.72, $51.29 and $53.41, respectively.
The total fair value of RSUs that vested for the years ended December 31, 2025, 2024 and 2023 was $44.5 million, $26.8 million and $8.3 million, respectively. There were no PSUs that vested for the year ended December 31, 2025.
People Incorporated Stock Options
All outstanding stock options are fully vested.
Stock options outstanding at December 31, 2025 and changes during the period ended December 31, 2025 are as follows:

	December 31, 2025
	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term in Years	Aggregate Intrinsic Value
	(Shares and intrinsic value in thousands)
Options Outstanding at January 1	2,449	$14.25
Granted	—	—
Exercised	(1,022)	15.33
Forfeited	—	—
Expired	—	—
Options Outstanding at March 30, 2025 prior to the Distribution adjustment	1,427	13.48
Options Outstanding at March 31, 2025 after the Distribution adjustment	1,732	11.11
Granted	—	—
Exercised	(1,294)	11.00
Forfeited	—	—
Expired	—	—
Options Outstanding at December 31	438	$11.44	0.8	$12,121
Options exercisable	438	$11.44	0.8	$12,121
In connection with the Distribution, all People Incorporated stock option awards outstanding immediately prior to the Distribution were converted into a new stock option award with the number of shares under each new award adjusted by a ratio of 1.2138 to preserve their fair value immediately before and immediately after the conversion with the same terms and conditions (including applicable vesting requirements) of the original award.
The aggregate intrinsic value in the table above represents the difference between the Company’s closing stock price on the last trading day of 2025 and the exercise price, multiplied by the number of in-the-money options that would have been exercised had all option holders exercised their options on December 31, 2025. The total intrinsic value of People Incorporated stock options exercised during the years ended December 31, 2025, 2024 and 2023 was $65.9 million, $5.1 million and $11.3 million, respectively.
The following table summarizes the information about stock options outstanding and exercisable at December 31, 2025:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Outstanding at December 31, 2025	Weighted- Average Remaining Contractual Life in Years	Weighted- Average Exercise Price	Exercisable at December 31, 2025	Weighted- Average Remaining Contractual Life in Years	Weighted- Average Exercise Price
	(Shares in thousands)
Less than $10.00	102	0.3	$7.64	102	0.3	$7.64
$10.01 to $15.00	336	1.0	12.60	336	1.0	12.60
	438	0.8	$11.44	438	0.8	$11.44
The fair value of stock option awards, with the exception of market-based awards, is estimated on the grant date using the Black-Scholes option pricing model. The Black-Scholes option pricing model incorporates various assumptions, including expected volatility, risk-free interest rate and expected term.
The Company has the discretion to settle People Incorporated stock options net of withholding tax and exercise price or require the award holder to pay its share of the withholding tax, which he or she may do so by selling People Incorporated common shares. The aggregate intrinsic value of the Company’s stock options outstanding as of February 2, 2026, is $9.6 million. Assuming all stock options outstanding on February 2, 2026 were net settled on that date, the Company would have issued 0.1 million common shares and would have remitted $4.8 million in cash for withholding taxes (assuming a 50% withholding rate). Assuming all stock options outstanding on February 2, 2026 were settled through the issuance of a number of People Incorporated common shares equal to the number of stock options exercised, the Company would have issued 0.4 million common shares and would have received $4.4 million in cash proceeds.
Stock-based Awards Denominated in the Shares of Certain Subsidiaries
The Company has granted stock appreciation rights to employees and management that are denominated in the equity of certain subsidiaries of the Company. These equity awards vest over a period of years or upon the occurrence of certain prescribed events. The value of the stock appreciation rights is tied to the value of the common stock of these subsidiaries. Accordingly, these interests only have value to the extent the relevant business appreciates in value above the initial value utilized to determine the exercise price. These interests can have significant value in the event of significant appreciation. The fair value of these interest is generally determined by the board of directors of the applicable subsidiary, which will occur at various dates through 2031. These equity awards are settled on a net basis, with the award holder entitled to receive a payment in People Incorporated common shares equal to the intrinsic value of the award at exercise less an amount equal to the required cash tax withholding payment, which will be paid by the Company. The number of People Incorporated common shares ultimately needed to settle these awards may vary significantly as a result of both movements in our stock price and a determination of fair value of the relevant subsidiary that is different than our estimate. The expense associated with these equity awards is initially measured at fair value at the grant date and is expensed as stock-based compensation over the vesting term. As of December 31, 2025, Vivian Health is currently our only subsidiary who provides equity awards in the form of stock appreciation rights. At February 2, 2026 the outstanding awards are out of the money and have no intrinsic value.
Forfeitures and Unrecognized Compensation Cost
The amount of stock-based compensation expense recognized in the statement of operations is net of estimated forfeitures. The forfeiture rate is estimated at the grant date based on historical experience and revised, if necessary, in subsequent periods if actual forfeitures differ from the estimated rate. The expense ultimately recorded is for the awards that vest. At December 31, 2025, there is $67.2 million of unrecognized compensation cost, net of estimated forfeitures, related to all equity-based awards which is expected to be recognized over a weighted average period of approximately 1.8 years.
Tax Benefits
The total income tax benefit recognized in the statement of operations for the years ended December 31, 2025, 2024 and 2023 related to all stock-based compensation expense is $12.7 million, $10.6 million and $12.7 million, respectively.
The aggregate income tax benefit recognized related to the exercise of stock options for the years ended December 31, 2025, 2024 and 2023, is $5.8 million, $2.1 million and $3.4 million, respectively. There may be some delay in the timing of the realization of the cash benefit of the income tax deductions related to stock-based compensation because it will be dependent upon the amount and timing of future taxable income and the timing of estimated income tax payments.